SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 24, 2003



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

        1-1105                                            13-4924710
(Commission File Number)                       (IRS Employer Identification No.)


            One AT&T Way
       Bedminster, New Jersey                                 07921
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

 A New York                      Commission File                 I.R.S. Employer
Corporation                         No. 1-1105                   No. 13-4924710

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

What are we disclosing?

On July 24, 2003, David W. Dorman, our Chairman and Chief Executive Officer, publicly disclosed in an interview on CNBC "Squawkbox" that our EBITDA (earnings before interest, taxes, depreciation and amortization) margins (EBITDA as a percent of revenue) were in the mid-twenties.

Reconciliation of EBITDA and associated margin to net income for the three, six and twelve month periods ended June 30, 2003:

                                            For the three                For the six                  For the twelve
                                            months ended                 months ended                 months ended
                                            June 30, 2003     Margin     June 30, 2003     Margin     June 30, 2003     Margin
                                            -------------                -------------                --------------
EBITDA                                      $2,226            25.3%      $4,578            25.7%      $9,242            25.3%
Depreciation and amortization               (1,197)                      (2,383)                      (4,883)
AT&T Latin America impairment charge             -                            -                       (1,029)
                                            -------------                -------------                --------------

Subtotal Operating Income                    1,029            11.7%       2,195            12.3%       3,330             9.1%
Other income (expense), net                     86                           96                          124
Interest (expense)                            (296)                        (628)                      (1,344)
(Provision) for taxes                         (308)                        (605)                      (1,200)
Minority interest income                         -                            1                           62
Net earnings (losses) related to
  equity investments                            25                            6                            7
                                            -------------                -------------                --------------

Net income from continuing operations          536                        1,065                          979
Net (loss) from discontinued operations          -                            -                         (515)
Gain on disposition of discontinued
  operations                                     -                            -                        1,324
Cumulative effect of accounting change           -                           42                           42
                                            -------------                -------------                --------------
Net income                                    $536             6.1%      $1,107             6.2%      $1,830             5.0%
                                            -------------                -------------                --------------

Our senior management believes that EBITDA margin is relevant in assessing our financial performance.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AT&T CORP.



                                  /s/  Robert S. Feit
                                  --------------------------
                                  By:  Robert S. Feit
                                       Vice President - Law and Secretary


July 28, 2003